EXHIBIT 10.4

JOINDER AGREEMENT TO

COLLATERAL SECURITY, SETOFF AND NETTING AGREEMENT

With reference to that certain Collateral Security, Setoff and Netting Agreement dated as of December 7, 2007 (the “Master Netting Agreement”; capitalized terms used herein without definition have the meanings given in the Master Netting Agreement) by and among ARCO CAPITAL CORPORATION LTD. (“ACC”), the members of the ACC Group, on the one hand, and LUMINENT MORTGAGE CAPITAL, INC. (“Luminent”) and the members of the Luminent Group, on the other hand:

WHEREAS, Luminent as “Borrower” under that certain Amended and Restated Credit Agreement dated September 26, 2007 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 7, 2007 as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), and the members of the Luminent Group named therein as “Guarantors”, have requested that ACC as “Lender” thereunder enter into a second amendment to the Credit Agreement (the “Second Amendment”); and

WHEREAS, OT REALTY TRUST (the “New Guarantor”) understands and agrees that execution of this Joinder Agreement is a condition precedent to the execution of the Second Amendment;

NOW, THEREFORE, as an inducement to ACC to enter into the Second Amendment, the New Guarantor agrees to join in the Netting Agreement and agrees to be bound by all of the terms and provisions thereof as a member of the Luminent Group.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this 9th day of May, 2008.

OT REALTY TRUST, as the New Guarantor

By: /s/ KAREN CHANG

Name: Karen Chang

Title: SVP, Secretary and Treasurer